SMITH BARNEY INVESTMENT FUNDS INC.
on behalf of the
Smith Barney Premier Selections Large Cap Fund
(the "Fund")

Supplement dated May 18, 2001 to the
Prospectus dated August 28, 2001

The following information supplements certain information contained in the "Management" section of the Prospectus of the Fund.

	Steve Craige, CFA, has joined Giri Bogavelli, CFA, as co-manager of the Value segment of the Fund. Mr. Craige and Mr. Bogavelli, together with a team of equity portfolio managers, are responsible for the day to day management of the Fund. Mr. Craige, a Director of Salomon Smith Barney Inc. has 17 years of securities business experience with Salomon Smith Barney and its predecessor firms.


FD
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